SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 14, 2001
                                                          ---------------


                                FUTURELINK CORP.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                     0-24833                  95-4763404
-----------------------------      -------------          -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
   of incorporation)                File Number)           Identification No.)


        2 South Pointe Drive, Lake Forest, CA               92630
       ----------------------------------------          ------------
       (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (949) 672-3000
                                                   --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy Or Receivership

     On August 14, 2001, FutureLink Corp. ("FutureLink") and five of its subsidiaries, FutureLink Madison Corp., FutureLink Async Corp., FutureLink Pleasanton Corp., FutureLink VSI Corp. and FutureLink Micro Visions Corp., (collectively, the "Subsidiaries"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Code") with the United States Bankruptcy Court for the Southern District of New York, seeking reorganization under Chapter 11, thereby commencing bankruptcy Case Number 01-14544 for FutureLink and Case Numbers 01-14543, 01-14545, 01-14546, 01-14547,
and 01-14548 for the Subsidiaries. FutureLink and the Subsidiaries' respective bankruptcy cases have been assigned to Judge Burton Liflind. FutureLink and the Subsidiaries are operating as debtors and debtors-in-possession under the Code.


Item 7.  Financial Statements And Exhibits

(a)      Financial Statements of Business Acquired.  Not Applicable.

(b)      Pro Forma Financial Information.  Not Applicable.

(c)      Exhibits


         99.1  -  Press Release dated August 14, 2001, of the Registrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          FUTURELINK CORP.



Dated: August 15, 2001                    By: /s/ Howard E. Taylor
                                          ------------------------------------
                                          Howard E. Taylor
                                          Chief Executive Officer and President